UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2018

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification of Rights of Security Holders.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2018, the stockholders of Exponent, Inc. (the “Company”) approved, at the Annual Meeting of Stockholders, the Company’s proposal to amend its Restated Certificate of Incorporation to change the authorized shares of common stock to 120 million and effect a two-for-one stock split of its common stock. As a result of the stockholder approval, the Company filed a Certificate of Amendment of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 31, 2018.

The foregoing summary of the amendment to the Company’s Restated Certificate of Incorporation is qualified in its entirety by reference to a copy of the Certificate of Amendment of Restated Certificate of Incorporation attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2018, Exponent’s Board of Directors appointed Dr. Catherine Ford Corrigan as its Chief Executive Officer and President. Dr. Corrigan, age 49, joined Exponent in 1996. She was promoted to Principal in the Biomechanics practice in 2002 and was appointed Group Vice President in 2012. Dr. Corrigan was named President in July 2016. She earned her Ph.D. (1996) in Medical Engineering and Medical Physics and M.S. (1992) in Mechanical Engineering from the Massachusetts Institute of Technology and her B.S. in Bioengineering from the University of Pennsylvania. Prior to joining Exponent, Dr. Corrigan was a researcher in the Orthopedic Biomechanics Laboratory at Beth Israel Hospital and Harvard Medical School. Upon her appointment as Chief Executive Officer and President, Dr. Corrigan’s base salary was set at $625,000. Dr. Corrigan’s target bonus level is equal to her blended base salary for the year and her performance objectives will be substantially the same as those disclosed for the Company’s Chief Executive Officer in Exponent’s 2018 Proxy Statement.

There are no arrangements or understandings between Dr. Corrigan and any other persons pursuant to which Dr. Corrigan was named to this position with the Company. Dr. Corrigan does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Dr. Corrigan has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

Upon Dr. Corrigan’s appointment, Paul R. Johnston, Ph.D. was appointed Executive Chairman and will continue in this role on a half-time basis for twelve months. Dr. Johnston, age 64, previously served as Chief Executive Officer, a position from which he stepped down upon Dr. Corrigan’s appointment as Chief Executive Officer and President. Dr. Johnston joined Exponent in 1981, was promoted to Principal Engineer in 1987, and to Vice President in 1996. In 1997, he assumed responsibility for the firm’s network of offices. In 2003 he was appointed Chief Operating Officer and added responsibility for the Health and Environmental Groups. In 2006, he assumed line responsibility for all of the firm’s consulting groups. Dr. Johnston was named President in May 2007. He was named Chief Executive Officer and elected to the Board of Directors in May 2009. Dr. Johnston received his Ph.D. (1981) in Civil Engineering and M.S. (1977) in Structural Engineering from Stanford University. He received his B.A.I. (1976) in Civil Engineering with First Class Honors from Trinity College, University of Dublin, Ireland where he was elected a Foundation Scholar in 1975. Dr. Johnston is a Registered Professional Civil Engineer in the State of California and a Chartered Engineer in Ireland. Upon his appointment as Executive Chairman, Dr. Johnston’s base salary was set at $350,000. Dr. Johnston’s target bonus level is equal to his blended base salary for the year and his performance objectives will be substantially the same as those disclosed for the Company’s Chief Executive Officer in Exponent’s 2018 Proxy Statement.

There are no arrangements or understandings between Dr. Johnston and any other persons pursuant to which Dr. Johnston was named to this position with the Company. Dr. Johnston does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Dr. Johnston has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

On May 31, 2018, Exponent’s Board of Directors appointed Dr. John B. Shoven, 71, as Lead Independent Director.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 31, 2018, we held our annual meeting of stockholders. A total of 26,004,501 shares of our common stock were outstanding as of April 3, 2018, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Catherine Ford Corrigan, Ph.D., Paul Johnson, Ph.D., Carol Lindstrom, Karen Richardson, John Shoven, Ph.D., and Debra Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
Catherine Ford Corrigan Ph.D.	22,320,880	121,145	4,290	2,540,011
Paul Johnston, Ph.D.	22,282,866	159,086	4,363	2,540,011
Carol Lindstrom	22,313,621	120,869	11,825	2,540,011
Karen Richardson	22,316,404	118,086	11,825	2,540,011
John Shoven, Ph.D.	22,134,404	299,886	12,025	2,540,011
Debra Zumwalt	22,294,692	139,798	11,825	2,540,011

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2018

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 28, 2018. The results of the vote were as follows:

For	24,800,177

Against	178,634

Abstentions	7,515

Proposal Three: Approval of Amendment of the Company’s Certificate of Incorporation to Change the Number of Authorized Shares of Common Stock

Our stockholders approved an amendment to our Certificate of Incorporation to change the number of authorized shares of common stock to 120,000,000. The results of the vote were as follows:

For	24,888,894

Against	84,504

Abstentions	12,928

Proposal Four: Approval of Amendment of the Company’s Certificate of Incorporation to Effect a Two-For-One Stock Split

Our stockholders voted to amend our Certificate of Incorporation to effect a two-for-one stock split The results of the vote were as follows:

For	24,623,862

Against	352,782

Abstentions	9,682

Proposal Five: Advisory Vote on Executive Compensation for Fiscal 2017

Our stockholders approved, on an advisory basis, the fiscal 2017 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	21,839,690

Against	575,856

Abstentions	30,769

Broker non-votes	2,540,011

Item 9.01	Financial Statements and Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation
99.1	Press release dated May 31, 2018, announcing executive transition
99.2	Press release dated May 31, 2018, announcing a two-for-one stock split

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Executive Vice President, Chief Financial Officer, and Corporate Secretary

Date: May 31, 2018